Exhibit 99.1

Farmer Brothers Coffee Reports First Quarter Fiscal 2026 Financial Results Gross margin decreased 400 basis points year-over-year to 39.7%
Reported net loss of $4 million, adjusted EBITDA1 of $1.4 million
Net sales of $81.6 million.

Fort Worth, Texas, Nov. 6, 2025 – Farmer Brothers Coffee Co. (NASDAQ: FARM), a leading roaster, wholesaler and distributor of coffee, tea and allied products, announced today its first quarter fiscal 2026 financial results for the period ended Sept. 30, 2025. The company filed its Form 10-Q, which will be posted on the Investor Relations section of its website after the close of market on Thursday, Nov. 6.

“Fiscal 2025 was a year of significant operational and financial improvement for Farmer Brothers. I am very pleased we were able to maintain the majority of that progress despite a very challenging economic environment during the first quarter,” said President and Chief Executive Officer John Moore. “While we did see a 4% decrease in overall revenue on a year-over-year basis, the meaningful progress we have made in driving operational efficiency and managing our cost structure allowed us to hold steady in terms of adjusted EBITDA and still achieve gross margins of approximately 40%. We will remain focused on driving top line revenue and customer growth in 2026.”
First quarter fiscal 2026 business highlights
•Announced partnership with Eurest, which will include the opening of the company's 50 Sum>One Coffee Roasters-branded cafes across the country.
•Realized significant benefits from the company’s operational efficiency and cost management initiatives, with an almost $4 million improvement in sales, general and administrative (SG&A) expenses compared to the first quarter of fiscal 2025.
First quarter fiscal 2026 financial results
•Net sales were $81.6 million in the first quarter of fiscal 2026, a decrease of $3.5 million, or 4.1%, compared to the first quarter of fiscal 2025.
•Gross profit was $32.4 million, or 39.7%, during the first quarter of fiscal 2026, compared to gross profit of $37.3 million, or 43.9%, in the first quarter of fiscal 2025.
•Operating expenses were $35.6 million in the first quarter of fiscal 2026, or 43.6% of net sales, compared to $40.1 million, or 47.2%, in the first quarter of fiscal 2025. This included a $2.5 million decrease in general and administrative expenses and a $1.4 million decrease in selling expenses.
•Net loss for the first quarter of fiscal 2026 was $4 million, compared to a net loss of $5 million for the first quarter of fiscal 2025.
•Adjusted EBITDA was $1.4 million for the first quarter of fiscal 2026, which was flat compared to $1.4 million in the first quarter of fiscal 2025.
Balance Sheet and Liquidity
As of Sept. 30, 2025, the company had $3.8 million of unrestricted cash and cash equivalents and $31.2 million available under its revolver credit facility.
Investor Conference Call
Farmer Brothers will publish its first quarter fiscal 2026 financial results for the period ended Sept. 30, 2025 with the filing of its 10-Q and the issuing of its earnings results release, both of which will be posted on the Investor Relations section of its website after the close of market on Thursday, Nov. 6.
The company will also host an audio-only investor conference call and webcast at 5 p.m. Eastern on Thursday, Nov. 6 to provide a review of the quarter and business update. An audio-only replay of the webcast will be archived for at least 30 days on the Investor Relations section of farmerbros.com and will be available approximately two hours after the end of the live webcast.
About Farmer Brothers
Founded in 1912, Farmer Brothers Coffee Co. is a national coffee roaster, wholesaler, equipment servicer and distributor of coffee, tea and culinary products. The company’s product lines include organic, Direct Trade and sustainably produced coffee, as well as tea, cappuccino mixes, spices and baking/biscuit mixes.
Farmer Brothers Coffee Co. delivers extensive beverage planning services and culinary products to a wide variety of U.S.-based customers, ranging from small independent restaurants and foodservice operators to large institutional buyers, such as restaurant, department and convenience store chains, hotels, casinos, healthcare facilities and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer branded coffee and tea products and foodservice distributors. The
1Adjusted EBITDA is a non-GAAP measure. Please refer to "Non-GAAP Financial Measures" below for an explanation and reconciliation of Adjusted EBITDA and other related non-GAAP measures to comparable GAAP measures.

Exhibit 99.1
company’s primary brands include Farmer Brothers, Boyd’s Coffee, SUM>One Coffee Roasters, West Coast Coffee, Cain’s and China Mist. You can learn more at farmerbros.com
Forward-looking Statements
This press release and other documents we file with the Securities and Exchange Commission (the “SEC”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, that are based on current expectations, estimates, forecasts and projections about us, our future performance, our financial condition, our products, our business strategy, our beliefs and our management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. These forward-looking statements can be identified by the use of words, like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in this press release and Part I, Item 1A. Risk Factors as well as Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 filed with the SEC on Sept. 11, 2025, as amended by the Amendment No. 1 on Form 10-K/A filed with the SEC on Oct. 24, 2025 (as amended, the "2025 Form 10-K"), and in our Quarterly Report on Form 10-Q for the fiscal quarter ended Sept. 30, 2025, as well as those discussed elsewhere in this press release and other factors described from time to time in our filings with the SEC.
Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, severe weather, levels of consumer confidence in national and local economic business conditions, developments related to pricing cycles and volumes, the impact of labor market shortages, the increase of costs due to inflation, an economic downturn caused by any pandemic, epidemic or other disease outbreak, the success of our turnaround strategy, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, our ability to meet financial covenant requirements in our credit facility, which could impact, among other things, our liquidity, the relative effectiveness of compensation-based employee incentives in causing improvements in our performance, the capacity to meet the demands of our customers, the extent of execution of plans for the growth of our business and achievement of financial metrics related to those plans, our success in retaining and/or attracting qualified employees, our success in adapting to technology and new commerce channels, the effect of the capital markets, as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, including any effects from inflation, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks, uncertainties and assumptions described in the 2025 Form 10-K, our Quarterly Report on Form 10-Q for the fiscal quarter ended Sept. 30, 2025, and other factors described from time to time in our filings with the SEC.
Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this press release and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

Investor Relations and Media Contact
Brandi Wessel
Director of Communications
405-885-5176
bwessel@farmerbros.com

Exhibit 99.1
FARMER BROS. CO.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended September 30,
	2025	2024
Net sales	$81,601	$85,066
Cost of goods sold	49,165	47,748
Gross profit	32,436	37,318
Selling expenses	25,803	27,228
General and administrative expenses	8,797	11,252
Net losses on disposal of assets	1,017	1,666
Operating expenses	35,617	40,146
Loss from operations	(3,181)	(2,828)
Other (expense) income:
Interest expense	(1,324)	(1,791)
Other, net	480	(250)
Total other expense	(844)	(2,041)
Loss before taxes	(4,025)	(4,869)
Income tax expense	—	133
Net loss	$(4,025)	$(5,002)
Net loss available to common stockholders per common share, basic and diluted	$(0.19)	$(0.24)
Weighted average common shares outstanding—basic and diluted	21,593,843	21,263,245

Exhibit 99.1
FARMER BROS. CO.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In thousands, except share and per share data)

	September 30, 2025	June 30, 2025
ASSETS
Current assets:
Cash and cash equivalents	$3,821	$6,796
Restricted cash	178	178
Accounts receivable, net of allowance for credit losses of $652 and $650, respectively	23,731	24,758
Inventories	55,192	49,839
Prepaid expenses	4,371	3,975
Total current assets	87,293	85,546
Property, plant and equipment, net	26,700	27,845
Intangible assets, net	8,483	9,033
Right-of-use operating lease assets	35,910	38,347
Other assets	396	461
Total assets	$158,782	$161,232
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	41,456	37,669
Accrued payroll expenses	8,575	12,692
Right-of-use operating lease liabilities - current	16,040	16,773
Other current liabilities	4,085	3,893
Total current liabilities	70,156	71,027
Long-term borrowings under revolving credit facility	18,300	14,300
Accrued pension liabilities	6,945	7,322
Accrued workers’ compensation liabilities	2,619	2,619
Right-of-use operating lease liabilities - noncurrent	20,512	22,195
Other long-term liabilities	245	221
Total liabilities	$118,777	$117,684
Commitments and contingencies
Stockholders’ equity:
Common stock, $1.00 par value, 50,000,000 shares authorized; 21,602,012 and 21,560,985 shares issued and outstanding as of September 30, 2025 and June 30, 2025, respectively	21,602	21,561
Additional paid-in capital	82,107	81,666
Accumulated deficit	(48,895)	(44,870)
Accumulated other comprehensive loss	(14,809)	(14,809)
Total stockholders’ equity	$40,005	$43,548
Total liabilities and stockholders’ equity	$158,782	$161,232

Exhibit 99.1

FARMER BROS. CO.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands)
	Three Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(4,025)	$(5,002)
Adjustments to reconcile net (loss) income to net cash provided (used in) by operating activities
Depreciation and amortization	2,614	2,897
Net losses on disposal of assets	1,017	1,666
Net losses on derivative instruments	—	1,310
401(k) and share-based compensation expense	482	495
Provision for credit losses	148	79
Change in operating assets and liabilities:
Accounts receivable, net	880	396
Inventories	(5,353)	(385)
Derivative assets, net	—	83
Other assets	(331)	(461)
Accounts payable	3,815	1,208
Accrued expenses and other	(4,254)	207
Net cash (used in) provided by operating activities	$(5,007)	$2,493
Cash flows from investing activities:
Purchases of property, plant and equipment	(1,932)	(3,330)
Proceeds from sales of property, plant and equipment	13	26
Net cash used in investing activities	$(1,919)	$(3,304)
Cash flows from financing activities:
Proceeds from Credit Facilities	4,000	3,000
Repayments on Credit Facilities	—	(3,000)
Payments of finance lease obligations	(49)	(48)
Payment of financing costs	—	(8)
Net cash provided by (used in) financing activities	$3,951	$(56)
Net decrease in cash and cash equivalents and restricted cash	(2,975)	(867)
Cash and cash equivalents and restricted cash at beginning of period	6,974	6,005
Cash and cash equivalents and restricted cash at end of period	$3,999	$5,138

Supplemental disclosure of non-cash investing and financing activities:
Right-of-use assets obtained in exchange for new operating lease liabilities	$1,568	$1,745
Non cash additions to property, plant and equipment	28	27

Exhibit 99.1
Non-GAAP Financial Measures
In addition to net (loss) income determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we use the following non-GAAP financial measures in assessing our operating performance:
“EBITDA” is defined as net loss excluding the impact of:
•income tax expense;
•interest expense; and
•depreciation and amortization expense.
“EBITDA Margin” is defined as EBITDA expressed as a percentage of net sales.
“Adjusted EBITDA” is defined as net loss excluding the impact of:
•income tax expense;
•interest expense;
•depreciation and amortization expense;
•401(k) and share-based compensation expense;
•net losses on disposal of assets;
•strategic initiative costs; and
•severance costs.
“Adjusted EBITDA Margin” is defined as Adjusted EBITDA expressed as a percentage of net sales.
For purposes of calculating EBITDA and EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin, we have excluded the impact of interest expense resulting from non-cash pretax pension and postretirement benefits. For purposes of calculating Adjusted EBITDA and Adjusted EBITDA Margin, we are also excluding the impact severance and strategic initiative costs, as these items is not reflective of our ongoing operating results.
We believe these non-GAAP financial measures provide a useful measure of the Company’s operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company’s ongoing operating performance. Further, management utilizes these measures, in addition to GAAP measures, when evaluating and comparing the Company’s operating performance against internal financial forecasts and budgets.
We believe that EBITDA facilitates operating performance comparisons from period to period by isolating the effects of certain items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. These potential differences may be caused by variations in capital structures (affecting interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense). We also present EBITDA and EBITDA Margin because (i) we believe that these measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry, (ii) we believe that investors will find these measures useful in assessing our ability to service or incur indebtedness, and (iii) we use these measures internally as benchmarks to compare our performance to that of our competitors.
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin, as defined by us, may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as a substitute for other measures prepared in accordance with GAAP.
Set forth below is a reconciliation of reported net loss to EBITDA (unaudited):

	Three Months Ended September 30,
(In thousands)	2025	2024
Net loss	$(4,025)	$(5,002)
Income tax expense	—	133
Interest expense (1)	660	564
Depreciation and amortization expense	2,614	2,897
EBITDA	$(751)	$(1,408)
EBITDA Margin	(0.9)%	(1.7)%
____________
(1)Excludes interest expense related to pension plans and postretirement benefit plans.

Exhibit 99.1
Set forth below is a reconciliation of reported net loss to Adjusted EBITDA (unaudited):

	Three Months Ended September 30,
(In thousands)	2025	2024
Net loss	$(4,025)	$(5,002)
Income tax expense	—	133
Interest expense (1)	660	564
Depreciation and amortization expense	2,614	2,897
401(k) and share-based compensation expense	482	495
Net losses on disposal of assets	1,017	1,666
Strategic initiative costs (2)	587	—
Severance costs	29	664
Adjusted EBITDA	$1,364	$1,417
Adjusted EBITDA Margin	1.7%	1.7%
________
(1) Excludes interest expense related to pension plans and postretirement benefit plans.
(2) Cost related to evaluation of strategic alternatives.